Exhibit 4.1

Form of

PREFERRED STOCK

SEASPAN CORPORATION

INCORPORATED UNDER THE LAWS

OF THE REPUBLIC OF THE MARSHALL ISLANDS

SPECIMEN

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE PAR VALUE $0.01, CUMULATIVE PREFERRED SHARES – SERIES B OF SEASPAN CORPORATION

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate, properly endorsed.

This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended and Restated Articles of Incorporation, Bylaws of the Corporation and the Statement of Designation related to the Cumulative Preferred Shares – Series B and the amendments from time to time made thereto.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS AND	CHIEF EXECUTIVE OFFICER
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC	TRANSFER RESTRICTIONS
TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE		SECRETARY

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

SEASPAN CORPORATION

The Corporation will furnish without charge to each Seaspan Corporation shareholder who so requests a statement of the number of shares constituting each class or series of stock and the designation thereof, and a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		Under Uniform Gifts to Minors
Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                         hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.